SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

RAINDANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1157 Century Drive
Louisville, CO 80027
(Address of principal executive offices and zip code)

(800) 878-7326
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Raindance Communications, Inc. (“Raindance”), dated February 11, 2004, announcing fourth quarter and 2003 year-end financial results for the quarter and fiscal year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

     On February 11, 2004, Raindance issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2003 and providing 2004 first quarter guidance. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINDANCE COMMUNICATIONS, INC.

Date: February 18, 2004

	By:	/s/ Nicholas J. Cuccaro

Nicholas J. Cuccaro Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 11, 2004 announcing fourth quarter and 2003 year-end financial results for the quarter and fiscal year ended December 31, 2003.